Financial and capital management	12 Months Ended
Dec. 31, 2019
Financial Instruments [Abstract]
Financial and capital management

Note 26	Financial and capital management
Financial management
Management’s objectives are to protect BCE and its subsidiaries on a consolidated basis against material economic exposures and variability of results from various financial risks that include credit risk, liquidity risk, foreign currency risk, interest rate risk and equity price risk.
DERIVATIVES
We use derivative instruments to manage our exposure to foreign currency risk, interest rate risk and changes in the price of BCE common shares under our share-based payment plans.
The following derivative instruments were outstanding during 2019 and/or 2018:

•	foreign currency forward contracts and options that manage the foreign currency risk of certain anticipated purchases and sales and U.S. commercial paper

•	cross currency interest rate swaps that hedge foreign currency risk on a portion of our debt due within one year and long-term debt

•	forward contracts on BCE common shares that mitigate the cash flow exposure and equity price risk related to share-based payment plans

•	interest rate swaps that hedge future dividend rate resets on preferred shares
FAIR VALUE
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Certain fair value estimates are affected by assumptions we make about the amount and timing of future cash flows and discount rates, all of which reflect varying degrees of risk. Income taxes and other expenses that would be incurred on disposition of financial instruments are not reflected in the fair values. As a result, the fair values are not the net amounts that would be realized if these instruments were settled.
The carrying values of our cash and cash equivalents, trade and other receivables, dividends payable, trade payables and accruals, compensation payable, severance and other costs payable, interest payable, notes payable and loans secured by trade receivables approximate fair value as they are short-term.
The following table provides the fair value details of financial instruments measured at amortized cost in the statements of financial position.

					December 31, 2019		December 31, 2018

	CLASSIFICATION	FAIR VALUE METHODOLOGY	NOTE		CARRYING VALUE	FAIR VALUE	CARRYING VALUE	FAIR VALUE

CRTC tangible benefits obligation	Trade payables and other liabilities and other non-current liabilities	Present value of estimated future cash flows discounted using observable market interest rates	20,	25	29	29	61	61

CRTC deferral account obligation	Trade payables and other liabilities and other non-current liabilities	Present value of estimated future cash flows discounted using observable market interest rates	20,	25	82	85	108	112

Debt securities and other debt	Debt due within one year and long-term debt	Quoted market price of debt	21,	22	18,653	20,905	18,188	19,178

Finance leases (1)	Debt due within one year and long-term debt	Present value of future cash flows discounted using observable market interest rates		22	—	—	2,097	2,304

(1) Upon adoption of IFRS 16 on January 1, 2019, fair value disclosures are no longer required for leases.

The following table provides the fair value details of financial instruments measured at fair value in the statements of financial position.

				FAIR VALUE
	CLASSIFICATION	NOTE	CARRYING VALUE OF ASSET (LIABILITY)	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OBSERVABLE MARKET DATA (LEVEL 2)(1)	NON-OBSERVABLE MARKET INPUTS (LEVEL 3)(2)
December 31, 2019
Publicly-traded and privately-held investments	Other non-current assets	18	129	2	—	127
Derivative financial instruments	Other current assets, trade payables and other liabilities, other non-current assets and liabilities		165	—	165	—
MLSE financial liability(3)	Trade payables and other liabilities	20	(135)	—	—	(135)
Other	Other non-current assets and liabilities		71	1	128	(58)
December 31, 2018
Publicly-traded and privately-held investments	Other non-current assets	18	110	1	—	109
Derivative financial instruments	Other current assets, trade payables and other liabilities, other non-current assets and liabilities		181	—	181	—
MLSE financial liability(3)	Trade payables and other liabilities	20	(135)	—	—	(135)
Other	Other non-current assets and liabilities		43	—	114	(71)

(1)	Observable market data such as equity prices, interest rates, swap rate curves and foreign currency exchange rates.

(2)
Non-observable market inputs such as discounted cash flows and earnings multiples. A reasonable change in our assumptions would not result in a significant increase (decrease) to our level 3 financial instruments.

(3)
Represents BCE’s obligation to repurchase the Master Trust Fund’s 9% interest in MLSE at a price not less than an agreed minimum price should the Master Trust Fund exercise its put option. The obligation to repurchase is marked to market each reporting period and the gain or loss is recorded in Other expense in the income statements. The option has been exercisable since 2017.

CREDIT RISK
We are exposed to credit risk from operating activities and certain financing activities, the maximum exposure of which is represented by the carrying amounts reported in the statements of financial position.
We are exposed to credit risk if counterparties to our trade receivables and derivative instruments are unable to meet their obligations. The concentration of credit risk from our customers is minimized because we have a large and diverse customer base. There was minimal credit risk relating to derivative instruments at December 31, 2019 and 2018. We deal with institutions that have investment-grade credit ratings, and as such we expect that they will be able to meet their obligations. We regularly monitor our credit risk and credit exposure.
The following table provides the change in allowance for doubtful accounts for trade receivables.

	NOTE	2019	2018
Balance, January 1		(51)	(54)
Adoption of IFRS 9		—	(4)
Additions		(114)	(84)
Usage		103	91
Balance, December 31	10	(62)	(51)

In many instances, trade receivables are written off directly to bad debt expense if the account has not been collected after a predetermined period of time.

The following table provides further details on trade receivables, net of allowance for doubtful accounts.

AT DECEMBER 31	2019	2018
Trade receivables not past due	2,082	2,091
Trade receivables past due, net of allowance for doubtful accounts
Under 60 days	541	508
60 to 120 days	232	304
Over 120 days	64	72
Trade receivables, net of allowance for doubtful accounts	2,919	2,975

The following table provides the change in allowance for doubtful accounts for contract assets.

	NOTE	2019	2018 (1)
Balance, January 1		(73)	(90)
Additions		(28)	(19)
Usage and reversals		33	36
Balance, December 31		(68)	(73)
Current		(32)	(35)
Non-current		(36)	(38)
Balance, December 31	12	(68)	(73)

(1)	We have updated amounts for the prior year to make them consistent with the presentation for the current year.

LIQUIDITY RISK
Our cash and cash equivalents, cash flows from operations and possible capital markets financing are expected to be sufficient to fund our operations and fulfill our obligations as they become due. Should our cash requirements exceed the above sources of cash, we would expect to cover such a shortfall by drawing on existing committed bank facilities and new ones, to the extent available.
The following table is a maturity analysis for recognized financial liabilities at December 31, 2019 for each of the next five years and thereafter.

AT DECEMBER 31, 2019	NOTE	2020	2021	2022	2023	2024	THERE- AFTER	TOTAL
Long-term debt	22	62	2,302	1,762	1,637	1,250	11,688	18,701
Notes payable	21	1,994	—	—	—	—	—	1,994
Lease liabilities		960	858	629	530	418	2,338	5,733
Loan secured by trade receivables	21	1,050	—	—	—	—	—	1,050
Interest payable on long-term debt, notes payable and loan secured by trade receivables		862	772	711	643	580	6,869	10,437
Net interest receipts on cross currency basis swaps		(3)	(2)	(2)	(2)	(2)	(57)	(68)
MLSE financial liability	20	(135)	—	—	—	—	—	(135)
Total		4,790	3,930	3,100	2,808	2,246	20,838	37,712

We are also exposed to liquidity risk for financial liabilities due within one year as shown in the statements of financial position.
MARKET RISK

CURRENCY EXPOSURES
We use forward contracts, options and cross currency interest rate swaps to manage foreign currency risk related to anticipated purchases and sales and certain foreign currency debt.

In 2019, we entered into a cross currency interest rate swap with a notional amount of $600 million in U.S. dollars ($808 million in Canadian dollars), to hedge the U.S. currency exposure of our Series US-2 Notes maturing in 2049. See Note 22, Long-term debt, for additional details.

In 2018, we entered into cross currency interest rate swaps with a notional amount of $1,150 million in U.S. dollars ($1,493 million in Canadian dollars), to hedge the U.S. currency exposure of our Series US-1 Notes maturing in 2048. See Note 22, Long-term debt, for additional details.

A 10% depreciation (appreciation) in the value of the Canadian dollar relative to the U.S. dollar would result in a gain (loss) of $13 million ($27 million) recognized in net earnings at December 31, 2019 and a gain (loss) of $189 million ($178 million) recognized in Other comprehensive income at December 31, 2019, with all other variables held constant.

A 10% depreciation (appreciation) in the value of the Canadian dollar relative to the Philippine peso would result in a gain (loss) of $4 million recognized in Other comprehensive income at December 31, 2019, with all other variables held constant.

The following table provides further details on our outstanding foreign currency forward contracts and options as at December 31, 2019.

TYPE OF HEDGE	BUY CURRENCY	AMOUNT TO RECEIVE	SELL CURRENCY	AMOUNT TO PAY	MATURITY	HEDGED ITEM
Cash flow	USD	1,512	CAD	1,999	2020	Commercial paper
Cash flow	USD	704	CAD	915	2020	Anticipated transactions
Cash flow	PHP	1,944	CAD	49	2020	Anticipated transactions
Cash flow	USD	491	CAD	637	2021	Anticipated transactions
Economic - put options	USD	261	CAD	340	2020	Anticipated transactions
Economic - call options	USD	228	CAD	299	2020	Anticipated transactions
Economic - options (1)	USD	120	CAD	154	2021	Anticipated transactions

(1)	In 2019, we entered into a series of foreign currency options having a leverage provision and a profit cap limitation.

INTEREST RATE EXPOSURES
A 1% increase (decrease) in interest rates would result in a decrease (increase) of $29 million in net earnings at December 31, 2019.
In 2019, we entered into interest rate swaps with a notional amount of $275 million to hedge the dividend rate reset on BCE preferred shares in 2020.
EQUITY PRICE EXPOSURES
We use equity forward contracts on BCE’s common shares to economically hedge the cash flow exposure related to the settlement of equity settled share-based compensation plans and the equity price risk related to a cash-settled share-based payment plan. See Note 28, Share-based payments, for details on our share-based payment arrangements. The fair value of our equity forward contracts at December 31, 2019 was an asset of $40 million (December 31, 2018 – a liability of $73 million).
A 5% increase (decrease) in the market price of BCE’s common shares at December 31, 2019 would result in a gain (loss) of $38 million recognized in net earnings for 2019, with all other variables held constant.

Capital management
We have various capital policies, procedures and processes which are utilized to achieve our objectives for capital management. These include optimizing our cost of capital and maximizing shareholder return while balancing the interests of our stakeholders.
Our definition of capital includes equity attributable to BCE shareholders, debt, and cash and cash equivalents.
The key ratios that we use to monitor and manage our capital structure are a net debt leverage ratio(1) and an adjusted EBITDA to net interest expense ratio(2). In 2019, we increased our net debt leverage ratio target range to 2.00 to 2.50 times adjusted EBITDA from 1.75 to 2.25 times adjusted EBITDA in 2018. This increase reflects the one-time impact from the adoption of IFRS 16 which increased net debt by $2,304 million on January 1, 2019. See Note 35, Adoption of IFRS 16, for further details on the impacts of adopting IFRS 16 on our January 1, 2019 consolidated statement of financial position. At December 31, 2019, we had exceeded the limit of our internal net debt leverage ratio target range by 0.29. In 2019 and 2018, our adjusted EBITDA to net interest expense ratio target was greater than 7.5 times. The adoption of IFRS 16 did not have an impact on our adjusted EBITDA to net interest expense ratio target.
These ratios do not have any standardized meaning under IFRS. Therefore, they are unlikely to be comparable to similar measures presented by other issuers. We use, and believe that certain investors and analysts use, our net debt leverage ratio and adjusted EBITDA to net interest expense ratio as measures of financial leverage and health of the company.
The following table provides a summary of our key ratios.

AT DECEMBER 31	2019	2018
Net debt leverage ratio	2.79	2.72
Adjusted EBITDA to net interest expense ratio	8.54	9.00
On February 5, 2020 the board of directors of BCE approved an increase of 5.0% in the annual dividend on BCE's common shares, from $3.17 to $3.33 per common share. In addition, the board of directors of BCE declared a quarterly dividend of $0.8325 per common share payable on April 15, 2020 to the shareholders of record at March 16, 2020.
On February 6, 2019, the board of directors of BCE approved an increase of 5.0% in the annual dividend on BCE's common shares, from $3.02 to $3.17 per common share.
In Q1 2018, BCE completed a normal course issuer bid program (NCIB). See Note 27, Share capital, for additional details.

(1)
Our net debt leverage ratio represents net debt divided by adjusted EBITDA. We define net debt as debt due within one year plus long-term debt and 50% of preferred shares less cash and cash equivalents as shown in our statements of financial position. Adjusted EBITDA is defined as operating revenues less operating costs as shown in our income statements.

(2)
Our adjusted EBITDA to net interest expense ratio represents adjusted EBITDA divided by net interest expense. Adjusted EBITDA is defined as operating revenues less operating costs as shown in our income statements. Net interest expense is net interest expense as shown in our statements of cash flows plus 50% of declared preferred share dividends as shown in our income statements.